                                                                    EXHIBIT 10.2



                      FIRST AMENDMENT TO THE SECOND AMENDED
                      AND RESTATED SHAREHOLDERS' AGREEMENT

         This First Amendment to the Second Amended and Restated Shareholders' Agreement (the "Amendment") is made and entered into this 30th day of March, 2000, by and among Bargo Energy Company, a Texas corporation (the "Company"),and Bankers Trust Company, a New York banking corporation ("BT") and each of the following (collectively, "Existing Shareholders" and together with BT, the "Shareholders"), B. Carl Price, a Texas resident ("Price"), Don Wm. Reynolds, a Texas resident ("Reynolds"), Energy Capital Investment Company PLC, an English investment company ("Energy PLC"), EnCap Equity 1994 Limited Partnership, a Texas limited partnership ("EnCap LP"), BER Partnership L.P., a Texas limited partnership ("BER"), TJG Investments, Inc., a Texas corporation ("TJG"), BEC Partnership, a Texas general partnership ("BEC"), Tim J. Goff ("Goff"), Thomas Barrow ("Barrow"), James E. Sowell ("Sowell"), BOC Operating Corporation, Inc., a Texas corporation ("BOC"), EnCap Energy Capital Fund III-B, L.P., a Texas limited partnership ("EnCap III-B"), BOCP Energy Partners, L.P., a Texas limited partnership ("BOCP"), EnCap Energy Capital Fund III, L.P., a Texas limited partnership ("EnCap III"), Kayne Anderson Energy Fund, L.P., a Delaware limited partnership ("Kayne"), BancAmerica Capital Investors SBIC I, L.P., a Delaware limited partnership ("BACI"), Eos Partners, L.P., a Delaware limited partnership ("Eos Partners"), Eos Partners SBIC, L.P., a Delaware limited partnership ("Eos SBIC"), Eos Partners SBIC II, L.P., a Delaware limited partnership ("Eos SBIC II" together with Eos Partners and Eos SBIC, are collectively referred to as "EOS"), SGC Partners II LLC, a Delaware limited liability company ("SGCP"), and evidences the following:

                                    RECITALS

         A. The Company and the Existing Shareholders entered into the Second Amended and Restated Shareholders' Agreement (the "Agreement") on May 14, 1999, pursuant to which such parties agreed, among other things to vote their shares in favor of the election of the Designated Nominees (as defined in the Agreement);

         B. The Company and certain of the Existing Shareholders have entered into a Subscription Agreement dated as of even date herewith ("Subscription Agreement"), pursuant to which such Shareholders have subscribed to purchase Units (as defined in the Subscription Agreement);

         C. The Company, BT and certain other lenders have entered into a Credit Agreement, dated March 30, 2000, pursuant to which, under the circumstances set forth therein, certain loans made by BT may be converted into Units;

         D. The parties to the Agreement desire to amend the Agreement as herein provided to include the Units and to make BT a party to the Agreement;

                                    AGREEMENT

         NOW, THEREFORE, for and in consideration of the foregoing Recitals and mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

         Section 1 AMENDMENTS TO DEFINED TERMS. The following defined terms in the Agreement are amended to read as follows:

         (a) The definition of Preferred Shares in Recital B. to the Agreement shall be deleted.

         (b) The following definitions shall be added to Section 1 of the Agreement

         "PREFERRED SHARES" means collectively the Preferred Series B Shares and the Preferred Series C Shares;

         "PREFERRED SERIES B SHARES" means the Company's Cumulative Redeemable Preferred Stock, Series B, $.01 par value.

         "PREFERRED SERIES C SHARES" means the Company's Cumulative Redeemable Preferred Stock, Series C, $.01 par value.

         (c) The definition of Bargo Group shall be amended to read as follows:

         "BARGO GROUP" shall mean TJG, BEC, BER, BOC, Goff, Barrow, Sowell and any transferee of the member of the Bargo Group that executes or is required to execute an Addendum Agreement.

         (d) The definition "Shareholder" shall be amended to add BT.

         Section 2 AMENDMENTS TO THE RIGHT OF FIRST REFUSAL; TAG-ALONG RIGHTS; AND DRAG ALONG RIGHTS. The following parts of Section 4 of the Agreement are amended to read as follows:

         (a) Section 4(f) shall be amended to read as follows:

                  "If any Shareholder desires to make a Disposition of any Preferred Series B Shares owned or held by it pursuant to a bona fide offer (other than in an Exempt Transfer), such Shareholder (for purposes of this Section 4(f), a "Selling Preferred Series B Shareholder") shall offer such shares (the Preferred Series B Shares proposed to be transferred being called the "Subject Preferred Series B Shares") for sale at the Purchase Price to the other Shareholders who then own Preferred Series B Shares ("Preferred Series B Shareholders"), all in accordance with the following provisions of this Section 4(f).

                           (i) The Selling Preferred Series B Shareholder shall
                  deliver a written notice ("Preferred Series B Stock Offering Notice") to the other Preferred Series B Shareholders to sell the Subject Preferred Series B Shares to the Preferred Series B Shareholders pursuant to this Agreement, indicating the number of Subject Preferred Series B Shares and the proposed Purchase Price. Once the Preferred Series B Stock Offering Notice is delivered, the offer by the Selling Preferred Series B Shareholder may not be withdrawn prior to the expiration of the options of the other Preferred Series B Shareholders, as provided in this Section 4(f). Within 15 days from the receipt of such Preferred Series B Stock Offering Notice, the other Preferred Series B Shareholders may deliver to the Selling Preferred Series B Shareholder written notice accepting the offer in the Preferred Series B Stock Offering Notice, pursuant to which each such other Preferred Series B Shareholder may purchase no more than the number of shares equal to the product of: (A) the total number of Subject Preferred Series B Shares, multiplied by (B) the fraction equal to the total number of Preferred Series B Shares owned by such other Preferred Series B Shareholder divided by the aggregate number of Preferred Series B Shares owned by all other Preferred Series B Shareholders. Any such reply to the Selling Preferred Series B Shareholder shall constitute an agreement binding upon the Selling Preferred Series B Shareholder and the Preferred Series B Shareholders delivering such reply to sell and purchase the stated portion of the Subject Preferred Series B Shares at the Purchase Price.

                           (ii) Any dispute concerning the calculation of the
                  Purchase Price shall be resolved by the Board of Directors of the Company, excluding any member of the Board who is, or is a director, officer, partner or stockholder of, the Selling Preferred Series B Shareholder in the transaction for which the Purchase Price is being determined; provided that if all directors are excluded pursuant to the foregoing, such disputes shall be submitted to binding arbitration as provided in Exhibit B. The Purchase Price shall be paid in cash at the closing.

         If the Preferred Series B Shareholders do not elect to purchase all of the Subject Preferred Series B Shares (such Subject Preferred Series B Shares not being purchased are referred to herein as the "Remaining Subject Preferred Series B Shares"), then the Selling Preferred Series B Shareholder shall cause the proposed transferee (the "Proposed Preferred Series B Purchaser") to offer in writing (a "Preferred Series B Sale Notice"), not less than 30 nor more than 120 days prior to the consummation of any proposed Disposition, to the Preferred Series B Shareholders other than the Selling Preferred Series B Shareholder (the "Tag Along Preferred Series B Shareholders") to purchase from each Tag Along Preferred Series B Shareholder a number of the Preferred Series B Shares held by each Tag Along Preferred Series B Shareholder equal to the product of: (i) the total number of Remaining Subject Preferred Series B Shares which a proposed transferee has offered to purchase, multiplied by (ii) the fraction equal to the total number of Preferred Series B Shares which a Tag Along Preferred Series B Shareholder owns, divided by the aggregate number of Preferred Series B Shares then outstanding. The Preferred Series B Sale Notice shall set forth: (i) the name of the Selling Preferred Series B Shareholder and the number of Subject Preferred Series B Shares proposed to be transferred, (ii) the name and address of the Proposed Preferred Series B Purchaser, (iii) the proposed amount and form of consideration and terms and conditions of payment offered by such Proposed Preferred Series B Purchaser and (iv) that the Proposed Preferred Series B Purchaser has been informed of the tag along right provided for in this Section 4(f) and has agreed to purchase Preferred Series B Shares owned by any Tag Along Preferred Series B Shareholder in accordance with the terms hereof. The tag along right may be exercised by any Tag Along Preferred Series B Shareholder by delivery of a written notice to the Proposed Preferred Series B Purchaser and Selling Preferred Series B Shareholder (the "Preferred Series B Tag Along Notice") within 30 days following its receipt of the Preferred Series B Sale Notice. The Preferred Series B Tag Along Notice shall state the amount of Preferred Series B Shares (the "Tag Along Preferred Series B Shares") that such Tag Along Preferred Series B Shareholder proposes to include in such transfer to the Proposed Preferred Series B Purchaser. To the extent that a Tag Along Preferred Series B Shareholder accepts such tag along offer, the number of Preferred Series B Shares to be sold to the Proposed Preferred Series B Purchaser by the Selling Preferred Series B Shareholder shall be reduced to the extent necessary to comply with this Section 4(f). In the event that the Proposed Preferred Series B Purchaser does not purchase all Tag Along Preferred Series B Shares from the Tag Along Preferred Series B Shareholders on the same terms and conditions as specified in the Preferred Series B Sale Notice, then the Selling Preferred Series B Shareholder shall not be permitted to sell any Subject Preferred Series B Shares to the Proposed Preferred Series B Purchaser in the proposed transfer. The closing of any purchase from the Tag Along Preferred Series B Shareholders shall occur contemporaneously with the purchase and sale of the Subject Preferred Series B Shares (as adjusted hereunder) or at such other time as such Tag Along Preferred Series B Shareholders and the Proposed Preferred Series B Purchaser shall agree.

         If the other Preferred Series B Shareholders do not elect to purchase all Subject Preferred Series B Shares, the Selling Preferred Series B Shareholder shall, subject to the other provisions of this Section 4(f), be freed and discharged, except as herein stated, from all obligations under the terms of this Agreement other than to sell the remaining Subject Preferred Series B Shares to the purchaser and at the price and upon the terms stated in the Preferred Series B Offering Notice, but only if such sale shall be completed within a period of 90 days from the date of delivery of the Preferred Series B Offering Notice to the other Preferred Series B Shareholders. If the Selling Preferred Series B Shareholder does not complete such sale within such 90 day period, all the provisions of this Agreement, including the provisions of this
Section 4(f), shall apply to any future sale or offer for sale of such Preferred Series B Shares owned by the Selling Preferred Series B Shareholder."

         (b) The following shall be added as Section 4(g) of the Agreement:

                  "If any Shareholder desires to make a Disposition of any Preferred Series C Shares owned or held by it pursuant to a bona fide offer (other than in an Exempt Transfer), such

Shareholder (for purposes of this Section 4(g), a "Selling Preferred Series C Shareholder") shall offer such shares (the Preferred Series C Shares proposed to be transferred being called the "Subject Preferred Series C Shares") for sale at the Purchase Price to the other Shareholders who then own Preferred Series C Shares ("Preferred Series C Shareholders"), all in accordance with the following provisions of this Section 4(g).

                           (i) The Selling Preferred Series C Shareholder shall
                  deliver a written notice ("Preferred Series C Stock Offering Notice") to the other Preferred Series C Shareholders to sell the Subject Preferred Series C Shares to the Preferred Series C Shareholders pursuant to this Agreement, indicating the number of Subject Preferred Series C Shares and the proposed Purchase Price. Once the Preferred Series C Stock Offering Notice is delivered, the offer by the Selling Preferred Series C Shareholder may not be withdrawn prior to the expiration of the options of the other Preferred Series C Shareholders, as provided in this Section 4(g). Within 15 days from the receipt of such Preferred Series C Stock Offering Notice, the other Preferred Series C Shareholders may deliver to the Selling Preferred Series C Shareholder written notice accepting the offer in the Preferred Series C Stock Offering Notice, pursuant to which each such other Preferred Series C Shareholder may purchase no more than the number of shares equal to the product of: (A) the total number of Subject Preferred Series C Shares, multiplied by (B) the fraction equal to the total number of Preferred Series C Shares owned by such other Preferred Series C Shareholder divided by the aggregate number of Preferred Series C Shares owned by all other Preferred Series C Shareholders. Any such reply to the Selling Preferred Series C Shareholder shall constitute an agreement binding upon the Selling Preferred Series C Shareholder and the Preferred Series C Shareholders delivering such reply to sell and purchase the stated portion of the Subject Preferred Series C Shares at the Purchase Price.

                           (ii) Any dispute concerning the calculation of the
                  Purchase Price shall be resolved by the Board of Directors of the Company, excluding any member of the Board who is, or is a director, officer, partner or stockholder of, the Selling Preferred Series C Shareholder in the transaction for which the Purchase Price is being determined; provided that if all directors are excluded pursuant to the foregoing, such disputes shall be submitted to binding arbitration as provided in Exhibit B. The Purchase Price shall be paid in cash at the closing.

         If the Preferred Series C Shareholders do not elect to purchase all of the Subject Preferred Series C Shares (such Subject Preferred Series C Shares not being purchased are referred to herein as the "Remaining Subject Preferred Series C Shares"), then the Selling Preferred Series C Shareholder shall cause the proposed transferee (the "Proposed Preferred Series C Purchaser") to offer in writing (a "Preferred Series C Sale Notice"), not less than 30 nor more than 120 days prior to the consummation of any proposed Disposition, to the Preferred Series C Shareholders other than the Selling Preferred Series C Shareholder (the "Tag Along Preferred

Series C Shareholders") to purchase from each Tag Along Preferred Series C Shareholder a number of the Preferred Series C Shares held by each Tag Along Preferred Series C Shareholder equal to the product of: (i) the total number of Remaining Subject Preferred Series C Shares which a proposed transferee has offered to purchase, multiplied by (ii) the fraction equal to the total number of Preferred Series C Shares which a Tag Along Preferred Series C Shareholder owns, divided by the aggregate number of Preferred Series C Shares then outstanding. The Preferred Series C Sale Notice shall set forth: (i) the name of the Selling Preferred Series C Shareholder and the number of Subject Preferred Series C Shares proposed to be transferred, (ii) the name and address of the Proposed Preferred Series C Purchaser, (iii) the proposed amount and form of consideration and terms and conditions of payment offered by such Proposed Preferred Series C Purchaser and (iv) that the Proposed Preferred Series C Purchaser has been informed of the tag along right provided for in this Section 4(g) and has agreed to purchase Preferred Series C Shares owned by any Tag Along Preferred Series C Shareholder in accordance with the terms hereof. The tag along right may be exercised by any Tag Along Preferred Series C Shareholder by delivery of a written notice to the Proposed Preferred Series C Purchaser and Selling Preferred Series C Shareholder (the "Preferred Series C Tag Along Notice") within 30 days following its receipt of the Preferred Series C Sale Notice. The Preferred Series C Tag Along Notice shall state the amount of Preferred Series C Shares (the "Tag Along Preferred Series C Shares") that such Tag Along Preferred Series C Shareholder proposes to include in such transfer to the Proposed Preferred Series C Purchaser. To the extent that a Tag Along Preferred Series C Shareholder accepts such tag along offer, the number of Preferred Series C Shares to be sold to the Proposed Preferred Series C Purchaser by the Selling Preferred Series C Shareholder shall be reduced to the extent necessary to comply with this Section 4(g). In the event that the Proposed Preferred Series C Purchaser does not purchase all Tag Along Preferred Series C Shares from the Tag Along Preferred Series C Shareholders on the same terms and conditions as specified in the Preferred Series C Sale Notice, then the Selling Preferred Series C Shareholder shall not be permitted to sell any Subject Preferred Series C Shares to the Proposed Preferred Series C Purchaser in the proposed transfer. The closing of any purchase from the Tag Along Preferred Series C Shareholders shall occur contemporaneously with the purchase and sale of the Subject Preferred Series C Shares (as adjusted hereunder) or at such other time as such Tag Along Preferred Series C Shareholders and the Proposed Preferred Series C Purchaser shall agree.

         If the other Preferred Series C Shareholders do not elect to purchase all Subject Preferred Series C Shares, the Selling Preferred Series C Shareholder shall, subject to the other provisions of this Section 4(g), be freed and discharged, except as herein stated, from all obligations under the terms of this Agreement other than to sell the remaining Subject Preferred Series C Shares to the purchaser and at the price and upon the terms stated in the Preferred Series C Offering Notice, but only if such sale shall be completed within a period of 90 days from the date of delivery of the Preferred Series C Offering Notice to the other Preferred Series C Shareholders. If the Selling Preferred Series C Shareholder does not complete such sale within such 90 day period, all the provisions of this Agreement, including the provisions of this
Section 4(g), shall apply to any future sale or offer for sale of such Preferred Series C Shares owned by the Selling Preferred Series C Shareholder."

         Section 3 CONSENT OF PREFERRED SERIES B SHAREHOLDER. Each Preferred Series B Shareholder consents and agrees that dividends and other distributions may be paid with respect to the Preferred Series C Shares, and the Preferred Series C Shares may be redeemed as follows:

                  (a) While the Preferred Series C Shares are outstanding, the Corporation shall be required to redeem Preferred Series B Shares pursuant to
Section 6(b) as if the first sentence of Section 6(b) was replaced with the following two sentences:

         "Following the closing of a Qualified Public Offering, the Corporation shall redeem for cash, in the manner provided for in subsection (a), a number of shares of Series B Preferred calculated by dividing the Series B Excess Offering Proceeds by the Redemption Price of the Series B Preferred. The Series B Excess Offering Proceeds shall equal the Excess Offering Proceeds multiplied by a fraction the numerator of which is the Stated Value plus per share accrued and unpaid dividends on the Series B Preferred and the denominator of which is the Stated Value plus per share accrued and unpaid dividends on the Series C Preferred plus the Stated Value plus per share accrued and unpaid dividends on the Series B Preferred.

                  (b) While the Preferred Series C Shares are outstanding, distributions, dividends and the definition of Excess Offering Proceeds shall include the term "plus Parity Securities" after the words Series B Preferred in clause (ii) thereof and repurchases of Preferred Series B Shares and Parity Stock shall be made as if Section 3(e) of the Certificate of Designations of Preferred Stock for the Preferred Series B Shares read as follows:

                  (e) So long as any shares of Series B Preferred are outstanding, no dividend or other distribution, whether in liquidation or otherwise, shall be declared or paid, or set apart for payment on or in respect of, any Junior Securities, nor shall any Junior Securities be redeemed, purchased or otherwise acquired for any consideration prior to the stated maturity thereof (or any money be paid to a sinking fund or otherwise set apart for the purchase or redemption of any such Junior Securities), without the prior consent of the holders of a majority of the outstanding shares of Series B Preferred voting together as a separate class. So long as any shares of Series B Preferred are outstanding and without the prior consent of the holders of a majority of the outstanding shares of Series B Preferred voting together as a separate class, no dividend or other distribution, whether in liquidation or otherwise, shall be declared or paid, or set apart for payment on or in respect of, any Parity Securities, nor shall any Parity Securities be redeemed, purchased or otherwise acquired for any consideration prior to the stated maturity thereof (or any money be paid to a sinking fund or otherwise set apart for the purchase or redemption of any such Parity Securities), unless (i) if there are any accrued and unpaid dividends on the Series B Preferred Stock or such Parity Stock, such dividend or distribution shall be allocated to pay such accrued and unpaid dividends the Series B Preferred and such Parity Stock, pro rata based on the amount of such accrued and unpaid dividends and (ii) if all accrued and unpaid dividends have been paid on the Series B Preferred and such Parity Stock, such dividends and distributions shall be allocated pro rata to the holders of the Series B Preferred and the Parity Stock based on the respective liquidation preferences thereof.

                  (c) The Shareholders agree that the Preferred Series C Shares are Parity Securities with the Preferred Series B Shares.

         Section 4 EFFECTIVE DATE; BINDING EFFECT. This Amendment shall become effective on the day the Company issues shares of Preferred Series C Shares as provided in the Subscription Agreement, dated of even date, to which this Amendment is attached as Exhibit C ("Subscription Agreement"). Following effectiveness, each Investor and the Company by execution of this Agreement shall be bound by and subject to the terms and obligations under the Agreement, as amended by this Amendment. If this Amendment does not become effective within six business days following the Expiration Date (as defined in the Subscription Agreement) it shall become null and void and shall never take effect.

         Section 5 NO OTHER CHANGES. Except as explicitly amended by the Amendment, the terms, conditions, rights and obligations under the Agreement shall remain in full force and effect.

         Section 6 COUNTERPARTS. This Amendment may be executed by the parties hereto in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement.


                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date above first written.



                              BARGO ENERGY COMPANY



                              By:
                                 -----------------------------------
                                 Jonathan M. Clarkson
                                 President



                              --------------------------------------
                              B. Carl Price



                              --------------------------------------
                              Don Wm. Reynolds



                              ENERGY CAPITAL INVESTMENT COMPANY PLC



                              By:
                                 -----------------------------------
                                 Gary R. Petersen
                                 Director



                              ENCAP EQUITY 1994 LIMITED PARTNERSHIP



                              By:
                                 -----------------------------------
                                 D. Martin Phillips
                                 Managing Director



                              BER PARTNERSHIP L.P.
                              By: BOC Operating Company, Inc.



                              By:
                                 -----------------------------------
                                 Tim J. Goff
                                 President

TJG INVESTMENTS, INC.



By:
   -----------------------------------
   Tim J. Goff
   President



BEC PARTNERSHIP



By:
   -----------------------------------
   Tim J. Goff
   Manager



--------------------------------------
Tim J. Goff



--------------------------------------
Thomas Barrow



--------------------------------------
James E. Sowell



BOC OPERATING COMPANY, INC.



By:
   -----------------------------------
   Tim J. Goff
   President

ENCAP ENERGY CAPITAL FUND III-B, L.P.
By: EnCap Investments L.L.C., General Partner



By:
   -----------------------------------
   D. Martin Phillips
   Managing Director

BOCP ENERGY PARTNERS, L.P.
By: EnCap Investments L.L.C., Manager



By:
   -----------------------------------
   Gary R. Petersen
   Managing Director



ENCAP ENERGY CAPITAL FUND III, L.P.



By:
   -----------------------------------
   D. Martin Phillips
   Managing Director

KAYNE ANDERSON ENERGY FUND, L.P.
By: Kayne Anderson Capital Advisors, L.P., its General Partner
    By: Kayne Anderson Investment Management, Inc., its General Partner



By:
   -----------------------------------
   Daniel M. Weingeist
   Managing Director

BANCAMERICA CAPITAL INVESTORS SBIC I, L.P.
By: BancAmerica Capital Management SBIC I, LLC, its general partner
    By: BancAmerica Capital Management I, L.P., its sole member
        By: BACM I GP, LLC, its general partner



By:
   -----------------------------------
   J. Travis Hain
   Managing Director



EOS PARTNERS, L.P.



By:
   -----------------------------------
   Brian D. Young
   General Partner

EOS PARTNERS SBIC, L.P.
By: Eos SBIC General, L.P., its general partner
    By: Eos SBIC, Inc., its general partner



By:
   -----------------------------------
   Brian D. Young
   President

EOS PARTNERS SBIC II, L.P.
By: Eos SBIC General II, L.P., its general partner
    By: Eos SBIC II, Inc., its general partner



By:
   -----------------------------------
   Brian D. Young
   President

SGC PARTNERS II LLC



By:
   -----------------------------------
   V. Frank Pottow
   Managing Director




BANKERS TRUST COMPANY



By:
   -----------------------------------
   Name:
        ------------------------------
   Title:
         -----------------------------